Exhibit 99.3


Non-GAAP Financial Measures

The Company has used non-GAAP pro forma financial measures, excluding adjustments related to purchase accounting and restructuring costs, in analyzing financial results because they provide meaningful information regarding the Company's operational performance and facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results.

The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency. Wherever non-GAAP financial measures have been presented, the Company has reconciled them to their GAAP counterparts.

These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.



PeopleSoft
Reconciliation of Non-GAAP to GAAP financial measures (a)
(in thousands except margin percentages and per share amounts)



                                                                     -------- --------- --------- ------------ ---------
                                                                      Q1 '02   Q2 '02    Q3 '02      Q4 '02     FY 2002
                                                                     -------- --------- --------- ------------ ---------
Operating income reconciliation:
Proforma operating income                                            $63,396   $59,766   $62,508      $77,241  $262,911
    Revenue impact of deferred maintenance write-down                      -         -         -            -         -
    Acquired in-process research and development charges              (2,800)   (8,679)        -            -   (11,479)
    Restructuring charges                                                  -         -         -            -         -
    Amortization of capitalized software and intangible assets             -         -         -            -         -
    Adjustments to restructuring reserves                                  -         -         -        1,204     1,204
                                                                     -------- --------- --------- ------------ ---------
GAAP operating income (loss)                                         $60,596   $51,087   $62,508      $78,445  $252,636
                                                                     ======== ========= ========= ============ =========

Operating margin reconciliation:
Proforma operating margin                                              13.1 %    12.4 %    13.3 %       15.1 %    13.5 %
    Revenue impact of deferred maintenance write-down                      -         -         -            -         -
    Acquired in-process research and development charges               (0.6)%    (1.8)%        -            -     (0.6)%
    Restructuring charges                                                  -         -         -            -         -
    Amortization of capitalized software and intangible assets             -         -         -            -         -
    Adjustments to restructuring reserves                                  -         -         -         0.2 %     0.1 %
                                                                     -------- --------- --------- ------------ ---------
GAAP operating margin                                                  12.5 %    10.6 %    13.3 %       15.3 %    13.0 %
                                                                     ======== ========= ========= ============ =========

Proforma operating expense reconciliation:
Proforma operating expenses
    Acquired in-process research and development charges
    Restructuring charges
    Amortization of capitalized software and intangible assets
GAAP operating income expense

Net income reconciliation:
Proforma net income                                                  $46,266   $44,699   $44,615      $56,670  $192,250
    Revenue impact of deferred maintenance write-down                      -         -         -            -         -
    Acquired in-process research and development charges              (1,722)   (8,679)        -            -   (10,401)
    Restructuring charges                                                  -         -         -            -         -
    Amortization of capitalized software and intangible assets             -         -         -            -         -
    Adjustments to restructuring reserves                                  -         -         -          740       740
                                                                     -------- --------- --------- ------------ ---------
GAAP net income                                                      $44,544   $36,020   $44,615      $57,410  $182,589
                                                                     ======== ========= ========= ============ =========

Net income per share reconciliation:
Proforma net income per share                                          $0.14     $0.14     $0.14        $0.18     $0.60
    Revenue impact of deferred maintenance write-down                      -         -         -            -         -
    Acquired in-process research and development charges                   -     (0.03)        -            -     (0.03)
    Restructuring charges                                                  -         -         -            -         -
    Amortization of capitalized software and intangible assets             -         -         -            -         -
                                                                     -------- --------- --------- ------------ ---------
GAAP diluted income (loss) per share                                   $0.14     $0.11     $0.14        $0.18     $0.57
                                                                     ======== ========= ========= ============ ---------


Footnote:

(a) GAAP represents accounting principles generally accepted in the United States of America

For a complete set of financial statements, see the Company's 2002 Annual Report of Form 10-K and quarterly filings on Form 10-Q on the Company's website located at www.peoplesoft.com.


PeopleSoft
Reconciliation of Non-GAAP to GAAP financial measures (a)
(in thousands except margin percentages and per share amounts)
(CONTINUED)

                                                                     -------- --------- --------- ------------ ---------
                                                                      Q1 '03   Q2 '03    Q3 '03      Q4 '03     FY 2003
                                                                     -------- --------- --------- ------------ ---------
Operating income reconciliation:
Proforma operating income                                            $51,783   $64,019   $89,414     $112,492  $317,708
    Revenue impact of deferred maintenance write-down                      -         -   (50,892)     (49,958) (100,850)
    Acquired in-process research and development charges                   -         -   (14,500)           -   (14,500)
    Restructuring charges                                                  -   (13,799)   (8,773)     (10,048)  (32,620)
    Amortization of capitalized software and intangible assets             -         -   (24,702)     (28,443)  (53,145)
    Adjustments to restructuring reserves                                  -         -         -                      -
                                                                     -------- --------- --------- ------------ ---------
GAAP operating income (loss)                                         $51,783   $50,220   $(9,453)     $24,043  $116,593
                                                                     ======== ========= ========= ============ =========

Operating margin reconciliation:
Proforma operating margin                                              11.3 %    12.9 %    13.2 %       15.3 %    13.4 %
    Revenue impact of deferred maintenance write-down                      -         -     (7.5)%       (6.6)%    (4.1)%
    Acquired in-process research and development charges                   -         -     (2.1)%           -     (0.6)%
    Restructuring charges                                                  -     (2.8)%    (1.3)%       (1.4)%    (1.4)%
    Amortization of capitalized software and intangible assets             -         -     (3.8)%       (3.8)%    (2.2)%
    Adjustments to restructuring reserves                                  -         -         -            -         -
                                                                     -------- --------- --------- ------------ ---------
GAAP operating margin                                                  11.3 %    10.1 %    (1.5)%        3.5 %     5.1 %
                                                                     ======== ========= ========= ============ =========

Proforma operating expense reconciliation:
Proforma operating expenses                                                             $585,572     $622,691
    Acquired in-process research and development charges                                  14,500            -
    Restructuring charges                                                                  8,773       10,048
    Amortization of capitalized software and intangible assets                            24,702       28,443
                                                                                        --------- ------------
GAAP operating income expense                                                           $633,547     $661,182
                                                                                        ========= ============

Net income reconciliation:
Proforma net income                                                  $38,479   $45,020   $62,086      $73,838  $219,423
    Revenue impact of deferred maintenance write-down                      -         -   (33,283)     (31,891)  (65,174)
    Acquired in-process research and development charges                   -         -   (14,500)           -   (14,500)
    Restructuring charges                                                  -    (8,486)   (5,493)      (6,414)  (20,393)
    Amortization of capitalized software and intangible assets             -         -   (16,155)     (18,157)  (34,312)
    Adjustments to restructuring reserves                                  -         -         -                      -
                                                                     -------- --------- --------- ------------ ---------
GAAP net income                                                      $38,479   $36,534   $(7,345)     $17,376   $85,044
                                                                     ======== ========= ========= ============ =========

Net income per share reconciliation:
Proforma net income per share                                          $0.12     $0.14     $0.17         0.20      0.64
    Revenue impact of deferred maintenance write-down                      -         -     (0.09)       (0.08)    (0.19)
    Acquired in-process research and development charges                   -         -     (0.04)           -     (0.04)
    Restructuring charges                                                  -     (0.03)    (0.02)       (0.02)    (0.06)
    Amortization of capitalized software and intangible assets             -         -     (0.04)       (0.05)    (0.10)
                                                                     -------- --------- --------- ------------ ---------
GAAP diluted income (loss) per share                                   $0.12     $0.11    $(0.02)       $0.05     $0.25
                                                                     ======== ========= ========= ============ ---------

Total revenue reconciliation
Proforma total revenue                                                                  $674,986     $735,183
    Revenue impact of deferred maintenance write-down                                    (50,892)     (49,958)
                                                                                        --------- ------------
GAAP total revenue                                                                      $624,094     $685,225
                                                                                        ========= ============

Maintenance revenue reconciliation
Proforma maintenance revenue                                                            $285,474     $314,211
    Revenue impact of deferred maintenance write-down                                    (50,892)     (49,958)
                                                                                        --------- ------------
GAAP maintenance revenue                                                                $234,582     $264,253
                                                                                        ========= ============

Service margin reconciliation
Proforma service margin                                                                       57%          58%
    Intangible amortization in cost of services                                              (4)%         (2)%
                                                                                        --------- ------------
Proforma service margin net of intangible amortization                                      53.0%          56%
    Revenue impact of deferred maintenance write-down                                        (3)%         (4)%
                                                                                        --------- ------------
GAAP service margin                                                                         50.0%          52%
                                                                                        ========= ============

Product development expense reconciliation
Proforma product development expense                                                    $125,506     $133,934
    Intangible amortization in product development                                         2,205        3,015
                                                                                        --------- ------------
GAAP product development expense                                                        $127,711     $136,949
                                                                                        ========= ============

Product development as a percentage of revenues reconciliation
Proforma development as a percentage of pro forma revenues                                    19%          18%
    Revenue impact of deferred maintenance write-down                                         1 %          2 %
                                                                                        --------- ------------
Proforma product development expense as a percentage of revenues                              20%          20%
    Intangible amortization in product development                                             -            -
                                                                                        --------- ------------
GAAP product development expense as a percentage of revenues                                  20%          20%
                                                                                        ========= ============

Deferred maintenance revenue reconciliation (at acquisition)
Deferred maintenance prior to purchase accounting write-down                            $636,816
    Deferred maintenance write-down                                                      143,919
    Revenue impact of deferred maintenance write-down                                    (50,892)
                                                                                        ---------
GAAP deferred maintenance revenue                                                       $543,789
                                                                                        =========

License margin reconciliation
Proforma license margin                                                                       92%          92%
    Intangible amortization in cost of license                                               (6)%         (6)%
                                                                                        --------- ------------
GAAP license margin                                                                           86%          86%
                                                                                        ========= ============

Sales and marketing expense reconciliation
Proforma sales and marketing expense                                                    $165,715     $186,072
    Intangible amortization in sales and marketing                                         2,839        3,771
                                                                                        --------- ------------
GAAP sales and marketing expense                                                        $168,554     $189,843
                                                                                        ========= ============

Sales and marketing expense as a percentage of revenues
 reconciliation
Proforma sales and marketing as a percentage of pro forma revenues                            25%          25%
    Revenue impact of deferred maintenance write-down                                         2 %          2 %
                                                                                        --------- ------------
Proforma sales and marketing as a percentage of revenues                                      27%          27%
    Intangible amortization in sales and marketing                                             -           1 %
                                                                                        --------- ------------
GAAP sales and marketing expense as a percentage of revenues                                  27%          28%
                                                                                        ========= ============

Footnote:
(a) GAAP represents accounting principles generally accepted in the United States of America

For a complete set of financial statements, see the Company's 2002 Annual Report of Form 10-K and quarterly filings on Form 10-Q on the Company's website located at www.peoplesoft.com.


Impact of Oracle response costs:
Operating expenses excluding Oracle response costs                             $433,720  $615,656     $649,940
    Oracle response costs                                                        13,502    17,891       11,242
                                                                              --------- --------- ------------
GAAP costs and expenses                                                       $447,222  $633,547     $661,182
                                                                              ========= ========= ============

General and administrative expenses excluding Oracle response costs             $29,818   $46,609      $46,582
    Oracle response costs                                                        11,206    15,270       11,010
                                                                              --------- --------- ------------
GAAP general and administrative expenses                                       $41,024   $61,879      $57,592
                                                                              ========= ========= ============

Sales and marketing expenses excluding Oracle response costs                   $129,196  $165,933     $189,611
    Oracle response costs                                                         2,296     2,621          232
                                                                              --------- --------- ------------
GAAP sales and marketing expenses                                             $131,492  $168,554     $189,843
                                                                              ========= ========= ============

Proforma operating income excluding Oracle response costs                       $77,521  $107,305     $123,734
    Oracle response costs                                                       (13,502)  (17,891)     (11,242)
                                                                              --------- --------- ------------
Proforma operating income                                                       64,019    89,414      112,492
    Non-recurring items                                                        (13,799)  (98,867)     (88,449)
                                                                              --------- --------- ------------
GAAP operating income (loss)                                                   $50,220   $(9,453)     $24,043
                                                                              ========= ========= ============

Proforma operating margin excluding Oracle response costs                                    15.9%        16.8%
    Oracle response costs                                                                   (2.7)%       (1.5)%
                                                                                        --------- ------------
Proforma operating margin                                                                   13.2%        15.3%
    Non-recurring items                                                                   (14.7)%      (11.8)%
                                                                                        --------- ------------
GAAP operating margin                                                                      (1.5)%         3.5%
                                                                                        ========= ============

Proforma net income per share excluding Oracle response costs                     $0.17     $0.20        $0.22
    Oracle response costs                                                         (0.03)    (0.03)       (0.02)
                                                                              --------- --------- ------------
Proforma net income per share                                                     0.14      0.17         0.20
    Non-recurring items                                                          (0.03)    (0.19)       (0.15)
                                                                              --------- --------- ------------
GAAP diluted income (loss) per share                                             $0.11    $(0.02)       $0.05
                                                                              ========= ========= ============

GAAP net income per share excluding Oracle response costs                         $0.14     $0.01        $0.07
    Oracle response costs                                                         (0.03)    (0.03)       (0.02)
                                                                              --------- --------- ------------
GAAP diluted income (loss) per share                                             $0.11    $(0.02)       $0.05
                                                                              ========= ========= ============


Q1'04 Forecast net income per share reconciliation:
Proforma net income per share                                                                     $0.17 - 0.18
    Revenue impact of deferred maintenance write-down                                                   (0.04)
    Amortization of acquired intangible assets                                                          (0.05)
    Restructuring charges                                                                               (0.02)
                                                                                                  ------------
GAAP diluted income per share                                                                     $0.06 - 0.07
                                                                                                  ============

FY'04 Forecast net income per share reconciliation:
Proforma net income per share                                                                     $0.92 - 0.95
    Revenue impact of deferred maintenance write-down                                                   (0.08)
    Amortization of acquired intangible assets                                                          (0.20)
    Restructuring charges                                                                               (0.02)
                                                                                                  ------------
GAAP diluted income per share                                                                     $0.62 - 0.65
                                                                                                  ============


Footnote:
For a complete set of financial statements, see the Company's 2002 Annual Report of Form 10-K and quarterly filings on Form 10-Q on the Company's website located at www.peoplesoft.com.